Exhibit 10.3(d)

AMENDMENT NO. 5 TO AMENDED AND RESTATED MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT
This AMENDMENT NO. 5 TO AMENDED AND RESTATED MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT, dated as of October 19, 2017 (this “Amendment”), is made and entered into by and between Plexus Corp., a Wisconsin corporation (the “Seller Representative”), Plexus Intl. Sales & Logistics, LLC, a Delaware limited liability company (“PISL”), Plexus Manufacturing Sdn. Bhd. (“PM”), Plexus Services Ro SRL (“Plexus Romania”), Plexus Corp. (UK) Limited (“Plexus UK”) and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (the “Purchaser”).
WITNESSETH:
WHEREAS, the Seller Representative, PISL, PM, Plexus Romania, Plexus UK and the Purchaser are parties to that certain Amended and Restated Master Accounts Receivable Purchase Agreement, dated as of December 14, 2016 (as amended, modified or restated from time to time prior to the date hereof, the “Existing Agreement” and as amended by this Amendment, the “MARPA”);
WHEREAS, the Sellers have requested that the Existing Agreement be amended as set forth below and the Purchaser has agreed to such request;
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:
SECTION 1.    Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Agreement.
SECTION 2.    Amendment. Effective as of the Effective Date (as defined in Section 3 hereof), the Existing Agreement is hereby amended as follows:
(a)    The defined term “Maximum Facility Amount” in Section 1.1 shall be amended by deleting therein the word “$120,000,000” and replacing it with “$160,000,000”.
(b)    Schedule A to the Existing Agreement shall be amended and restated in its entirety to read as set out on Annex A attached to this Amendment.
SECTION 3.    Conditions to Effectiveness. This Amendment shall become effective as of the date on which the Purchaser shall have received, in form and substance satisfactory to it (the “Effective Date”) this Amendment, duly executed by the Seller Representative, PISL and PM, Plexus Romania and Plexus UK.
SECTION 4.    Representations and Warranties. To induce the Purchaser to enter into this Amendment, each of the Seller Representative, PISL, PM, Plexus Romania and Plexus UK hereby represents and warrants to the Purchaser that as of the date hereof:
(a)    Representations and Warranties. As of the date hereof, the representations and warranties made by the Sellers in the Existing Agreement are true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).

(b)    Reaffirmation. Each Seller, by its signature below, hereby (i) agrees that, notwithstanding the effectiveness of this Amendment, the MARPA continues to be in full force and effect (except to the extent expressly amended hereby) and (ii) affirms and confirms its obligations under each of the Purchase Documents to which it is a party.
SECTION 5.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or electronic transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
SECTION 6.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 7.    Explicit Acceptance. Plexus Romania hereby represents that:
(a)    it has reviewed and understood the provisions of this Amendment and it agrees with the terms thereof;
(b)    has independently decided to enter into the Amendment on the basis of its own assessment or, where it has considered necessary, based on the legal, financial or technical expertise of external independent consultants selected by it;
(c)    it is capable of understanding (by itself or assisted by any consultants that it has considered necessary) and understands and accepts the contents of all the (internal and external) clauses and all the rights and obligations it undertakes through this Amendment; and
(d)    each clause of this Amendment has been negotiated by or on behalf of Plexus Romania with the Purchaser or their representatives (for the purpose of this Clause “negotiation” meaning both the exchange of proposals between parties or their representatives which has resulted in a final agreement in relation to certain clauses, and the unconditional acceptance by a party of the clauses proposed by the other party). In particular, Plexus Romania explicitly represents that it understands and accepts each and all unusual standard clauses (as defined by Article 1203 of the Romanian Civil Code, to the extent applicable) in this Amendment and MARPA.
SECTION 8.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLERS:

PLEXUS CORP.

By: /s/ Patrick Jermain
Name:     Patrick Jermain
Title:     Sr. Vice President and Chief Financial Officer

PLEXUS INT’L SALES & LOGISTICS, LLC

By: /s/ Angelo Ninivaggi
Name:     Angelo Ninivaggi
Title:     Vice President and Secretary

PLEXUS SERVICES RO SRL

By: /s/ Angelo Ninivaggi
Name:     Angelo Ninivaggi
Title:     Director

By: /s/ Denis Kerr
Name:     Denis Kerr
Title:     Director

PLEXUS CORP. (UK) LIMITED

By: /s/ Denis Kerr
Name:     Denis Kerr
Title:     Director

[Signature Page Amendment No. 5]

PLEXUS MANUFACTURING SDN. BHD.

By: /s/ YJ Lim
Name:     YJ Lim
Title:     Managing Director

[Signature Page Amendment No. 5]

PURCHASER:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By: /s/ Richard Gregory Hurst
Name: Richard Gregory Hurst
Title: Managing Director

[Signature Page Amendment No. 5]

ANNEX A

SCHEDULE A TO
AMENDED AND RESTATED MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT

Approved Obligors

Approved Obligor	Approved Obligor Sublimit (USD)	Approved Obligor Buffer Period (days)	Applicable Margin